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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 28, 2003

             (Exact name of registrant as specified in its charter)
                       VALLEY NATIONAL GASES INCORPORATED


          PENNSYLVANIA                  000-29226                23-2888240
 (State or other jurisdiction          (Commission             (IRS Employer
       or incorporation)               File Number)          Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                             15301
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is being furnished herewith:

         99.1 Press Release, dated October 28, 2003, of Valley National Gases Incorporated.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 28, 2003, Valley National Gases Incorporated issued a press release to report its earnings per share for its quarter ended September 30, 2003. The release is included as Exhibit 99.1 hereto and is incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2003


                                    VALLEY NATIONAL GASES INCORPORATED



                                    /s/ Robert D. Scherich
                                    -------------------------------------------
                                    Robert D. Scherich, Chief Financial Officer



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                                  EXHIBIT INDEX

         99.1 Press Release, dated October 28, 2003, of Valley National Gases Incorporated.